Exhibit 10.1

LIMITED WAIVER

AND

CONVERSION AGREEMENT

This LIMITED WAIVER AND CONVERSION AGREEMENT (this “Agreement”) is made as of May 1, 2020 by and among WAITR HOLDINGS INC., a Delaware corporation (the “CA Borrower”), WAITR INC., a Delaware corporation (the “C&G Borrower”), WAITR INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the LENDERS (as defined herein) and LUXOR CAPITAL GROUP, LP (“Luxor LP”).

WHEREAS, the C&G Borrower, Holdings, Luxor LP, as administrative agent, collateral agent and lead arranger (in such capacities, the “C&G Administrative Agent”) and the lenders from time to time party thereto (the “C&G Lenders”) are parties to that certain Credit and Guaranty Agreement, dated as of November 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (including as amended pursuant to (i) that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of January 17, 2019 and (ii) that certain Amendment No. 2 to Credit and Guaranty Agreement dated as of May 21, 2019), the “C&G Agreement”);

WHEREAS, the CA Borrower, Luxor LP, as administrative agent and lead arranger (in such capacities, the “CA Administrative Agent” and, together with the C&G Administrative Agent, the “Administrative Agent”), and the lenders party thereto (the “CA Lenders” and, together with the C&G Lenders, the “Lenders”) are parties that certain Credit Agreement, dated as of November 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (including as amended pursuant to (i) that certain Amendment No. 1 to Credit Agreement dated as of January 17, 2019 and (ii) that certain Amendment No. 2 to Credit Agreement dated as of May 21, 2019), the “Credit Agreement”);

WHEREAS, the C&G Borrower and the CA Borrower have informed the Administrative Agent and the Lenders that the CA Borrower plans to conduct an “at-the-market” offering from time to time following the date hereof of shares of common stock of the CA Borrower (“Common Stock”) having an aggregate offering price of up to $30,000,000 (the “ATM Offering”);

WHEREAS, the C&G Borrower has requested that the C&G Lenders waive any requirements to prepay the term loan outstanding under the C&G Agreement (the “C&G Term Loan”) under Section 2.9(c) thereof solely with respect to and arising directly as a result of the ATM Offering;

WHEREAS, in consideration of the aforementioned prepayment waiver, the C&G Borrower and the CA Borrower have agreed that, regardless of whether any shares of Common Stock are actually sold in the ATM Offering, (i) the C&G Borrower will prepay the C&G Term Loan in the amount of $12,500,000 on the date that is sixty (60) days following the Effective Date (as defined below) (the “Prepayment Date”) and (ii) the CA Lenders will be permitted to convert on such date or dates provided below a portion of the outstanding principal amount of the convertible promissory notes issued pursuant to the Credit Agreement (the “Convertible Notes”) in the amount of $12,500,000 into shares of Common Stock at a Conversion Rate (as defined in the Convertible Notes) of 746.269 shares of Common Stock per $1,000 principal amount of the Convertible Notes, calculated based on the closing price of $1.34 per share of the Common Stock on The Nasdaq Global Select Market on April 30, 2020, notwithstanding the Conversion Rate in effect pursuant to the terms of the Convertible Notes (the “Waiver Conversion Rate”) in accordance with Section 3 of the Convertible Notes; and

WHEREAS, the C&G Borrower, the CA Borrower, Holdings, the Administrative Agent, and the Lenders have agreed to the aforementioned upon and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the C&G Borrower, the CA Borrower, Holdings, the Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the C&G Agreement and the Credit Agreement, as applicable.

Section 2. Limited Waiver.   Subject to the satisfaction of all of the conditions set forth in Section 7 below, effective as of the Effective Date, the Administrative Agent and the Lenders party hereto constituting Required Lenders hereby waive any requirements to prepay the C&G Term Loan pursuant to Section 2.9(c) of the C&G Agreement solely with respect to and arising directly as a result of the ATM Offering and any related capital contributions to Holdings or any of its Subsidiaries.  The waiver set forth in this Section 2 is a limited waiver, shall be limited precisely as written, and, except as expressly provided herein, shall not be deemed or otherwise construed to (i) constitute a waiver of any other term or provision of the C&G Agreement or any of the other Credit Documents or (ii) operate as a waiver of any right, power or remedy of any C&G Lender or the C&G Administrative Agent under any of the Credit Documents.

Section 3. C&G Term Loan Prepayment.  The C&G Borrower hereby agrees to make a one-time prepayment of the C&G Term Loan in an amount equal to $12,500,000 on the Prepayment Date, such prepayment to be applied in the same manner as set forth in Section 2.10(a) of the C&G Agreement.

Section 4. Conversion of Convertible Notes.  Notwithstanding the Conversion Rate in effect pursuant to the terms of the Convertible Notes, the CA Borrower hereby agrees to permit the CA Lenders to, and the CA Lenders hereby agree to, convert the Convertible Notes in an amount equal to $12,500,000 (the “Conversion Amount”) at the Waiver Conversion Rate in accordance with Section 3 of the Convertible Notes (such Common Stock to be issued thereby, the “Conversion Shares”) on the Effective Date; provided, however, that if, as a result of Section 3(c) of the Convertible Notes, the Convertible Notes may not be converted into the entire amount of the Conversion Shares on the Effective Date, then the Convertible Notes shall be converted on the Effective Date to the fullest extent possible in accordance with said Section 3(c), and the balance of the Conversion Amount that is not so converted shall be converted as soon as permitted from time to time pursuant to said Section 3(c) on the terms set forth in this Section 4.  It is understood and agreed by the parties that the conversion of the Convertible Notes provided for hereunder shall have the effect of lowering the principal amount of the Convertible Notes in an amount equal to the principal of the Convertible Notes so converted into Conversion Shares.

Section 5. Lock-Up.  The CA Lenders hereby agree that, during the Lock-Up Period, the CA Lenders shall not:

(a) Sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent passion within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to any portion of the Conversion Shares;

(b) Enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Conversion Shares, whether any such transaction is to be settled by delivery of Conversion Shares or such other securities, in cash or otherwise; or

(c) Publicly announce any intention to effect any transaction specified in clause (a) and (b).

As used herein, the term “Lock-Up Period means the earlier of (i) 45 days after the Effective Date or (ii) the date the CA Borrower consummates a liquidation, merger, stock exchange or other similar transaction that results in all of the CA Borrower’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

Section 6. Representations and Warranties of the Credit Parties and CA Borrower.  By its execution and delivery of this Agreement, each Credit Party and CA Borrower that is a party hereto hereby represents and warrants that each of the representations and warranties contained in Section 4 of each of the C&G Agreement and the Credit Agreement (which are incorporated herein by this reference, mutatis mutandis) are true and correct in all material respects on and as of the Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date.

Section 7. Conditions of Effectiveness.  This Agreement shall become effective on and as of the date (such date, the “Effective Date”) upon which all of the following conditions set forth in this Section 7 shall have been satisfied:

(a) Receipt by Administrative Agent of counterparts of this Agreement duly executed by each Credit Party, CA Borrower, and the Lenders constituting the Required Lenders and the Administrative Agent.

(b) Receipt by the CA Borrower of an executed notice of conversion form attached hereto as Exhibit A and the form of undertaking attached hereto as Exhibit B.

(c) On the Effective Date after giving effect to this Agreement, (i)  each of the representations and warranties contained in Section 4 of each of the C&G Agreement and Credit Agreement are true and correct in all material respects on and as of the Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date, (ii) no event shall have occurred and be continuing or would result from the consummation of this Agreement or the ATM Offering that would constitute an Event of Default under the C&G Agreement or the Credit Agreement.

Section 8. Credit Document. The parties hereto acknowledge and agree that, on and after the Effective Date, this Agreement shall constitute a Credit Document for all purposes of the C&G Agreement and the Credit Agreement.

Section 9. Reference to and Effect on the C&G Agreement and the Credit Agreement.  The C&G Agreement, the Credit Agreement and the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.  Other than as expressly set forth herein, nothing in this Agreement shall be deemed to constitute a waiver by the Administrative Agent or any Lender of any Default or Event of Default, nor constitute a waiver of any provision of this Agreement, the C&G Agreement, the Credit Agreement, any Credit Document or any other documents, instruments or agreements executed and/or delivered in connection herewith or therewith, whether now existing or hereafter arising, or of any right, power or remedy that Administrative Agent or Lenders may have under any of the C&G Agreement, the Credit Agreement, Credit Documents or applicable law.  Upon the Effective Date, this Agreement, the C&G Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

Section 10.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

Section 11.  Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 12.  Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 13.  Reaffirmation.  Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as an accommodation party or guarantor, as the case may be, (a) hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (b) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any Credit Document as security for or otherwise guaranteed the Obligations under or with respect to the Credit Documents, hereby ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations.  Each of the CA Borrower and Credit Parties hereby consents to this Agreement and each of the transactions contemplated hereby and acknowledges that each of the C&G Agreement, the Credit Agreement and the Credit Documents (as amended through and including the date hereof) remains in full force and effect and is hereby ratified and reaffirmed.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

WAITR HOLDINGS INC.

By: /s/Carl Grimstad

Name: Carl Grimstad

Title:   Chief Executive Officer

WAITR INC.

By: /s/ Carl Grimstad

Name: Carl Grimstad

Title:   Chief Executive Officer

WAITR INTERMEDIATE HOLDINGS, LLC
By: WAITR HOLDINGS, INC., its sole member

By: /s/Carl Grimstad

Name: Carl Grimstad

Title:   Chief Executive Officer

LUXOR CAPITAL GROUP, LP
as Administrative Agent, Lead Arranger and Collateral Agent

By: /s/ Norris Nissim

Name: Norris Nissim

Title:   General Counsel

Signature Page to
Limited Waiver and Conversion Agreement

LUXOR CAPITAL, LLC,
as Lender

By: Luxor Capital Group, LP,

        its Manager

By: /s/ Norris Nissim

Name: Norris Nissim

Title:   General Counsel

LUXOR CAPITAL PARTNERS, LP,
as Lender

By:  Luxor Capital Group, LP,

        its Manager

By: /s/ Norris Nissim

Name: Norris Nissim

Title:   General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP
as Lender

By:  Luxor Capital Group, LP,

        its Manager

By: /s/ Norris Nissim

Name: Norris Nissim

Title:   General Counsel

Signature Page to
Limited Waiver and Conversion Agreement

LUXOR WAVEFRONT, LP
as Lender

By:  Luxor Capital Group, LP,

        its Manager

By: /s/ Norris Nissim

Name: Norris Nissim

Title:   General Counsel

LUGARD ROAD CAPITAL MASTER FUND, LP

as Lender

By:  Luxor Capital Group, LP,

        its Manager

By: /s/Norris Nissim

Name: Norris Nissim

Title:   General Counsel

Signature Page to
Limited Waiver and Conversion Agreement

Exhibit A

WAITR HOLDINGS INC.
NOTICE OF CONVERSION FORM

To [Name]:

The undersigned hereby irrevocably elects to exercise the right of conversion represented by the within Note (“Note”) pursuant to this Notice of Conversion form (“Conversion Notice”) for $__________ of the principal amount of the Note (“Conversion Amount”) to be converted into shares of Common Stock (“Conversion Shares”) as provided for therein, and requests that certificates for the Conversion Shares be issued as follows:

Name

Address
Federal Tax ID or Social Security No.

and delivered by: (certified mail to the above address, or electronically (provide DWAC instructions: ________________), or other (specify).

and, if the Conversion Amount shall not be all of the principal outstanding amount of the Note, that a new Note for the balance of the principal amount be registered in the name of the undersigned Holder or the undersigned’s assignee as below indicated and delivered to the address stated below.

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the Holder of the Note submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such Holder (together with its Affiliates) will not have beneficial ownership (together with the beneficial ownership of such person’s Affiliates) of a number of shares of Common Stock which exceeds 9.99% of the total outstanding shares of Common Stock as determined pursuant to the provisions of Section 3(c) of this Note.  In determining whether the Holder (together with its Affiliates) will not have beneficial ownership (together with the beneficial ownership of the Holder’s Affiliates) of a number of shares of Common Stock which exceeds 9.99%, the Company may rely on the above representation and warranty of the Holder.

Dated:________________, ________

Note: The signature must correspond with	Signature:___________________________
the name of the Holder as written
on the first page of this Note in every	Name (please print)
particular, without alteration or enlargement
or any change whatever, unless this Note
has been assigned.	Address

Federal Identification or
Social Security No.

Assignee:

Exhibit B

FORM OF UNDERTAKING

The undersigned (the “Shareholder”) is delivering this certificate to Waitr Holdings Inc., a Delaware company (the “Company”), in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations with respect to _____________ shares of common stock, par value $.0001 per share (the “Shares”), of the Company, issued in in the name of the Shareholder.

The Shareholder hereby represents and warrants to the Company that it is sophisticated in financial matters, is familiar with the registration requirements under the Securities Act and is an institutional accredited investor under Rule 501(a) promulgated under the Securities Act because it falls within one of the categories set forth on Annex A hereto.

The Shareholder hereby covenants to the Company that the Shareholder will transfer the Shares only (a) pursuant to Rule 144 promulgated under the Securities Act, (b) in a transaction otherwise exempt from the registration requirements of the Securities Act if the transferee executes and delivers to the Company a certificate in the form of this certificate prior to or concurrently with such transfer or (c):

1.

at such time or times as the Registration Statement on Form S-3 (File No. 333-228722) initially filed with the Securities and Exchange Commission (“SEC”) on February 2, 2019 and declared effective by the SEC on February 14, 2019, is effective and the prospectus that forms a part of the Registration Statement (the “Prospectus”) is current (and the Shareholder has not received oral or written notice from the Company that the Prospectus is suspended or otherwise may not be used for transfers of the Shares);

2.	pursuant to and in the manner contemplated by the Registration Statement, including the “Plan of Distribution” contained therein; and

3.	otherwise in compliance with the Securities Act, including the rules and regulations promulgated thereunder.

Any notice to the Shareholder pursuant to paragraph 1 above shall be delivered orally, by email, fax or overnight or standard postal delivery to:

[Address]

[Telephone]

[Facsimile]

[Email]

The Shareholder further covenants to provide the Company with any update to the Shareholder’s contact information set forth above to the extent necessary for purposes of any notification to be delivered to the Shareholder hereunder. Any such notice shall be delivered via email to [ ] and [ ].

The Company’s legal counsel is authorized to rely on this certificate for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares.

Very truly yours,

Name of Shareholder:
Signature:
Name of Signatory:
Title of Signatory:

Annex A

Institutional Accredited Investor Categories

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000

☐

Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000

☐

a corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests